CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT INFORMATION

The following Unaudited Pro Forma Condensed Consolidated Financial Statement information is based on the historical financial statements of CURO Group Holdings Corp., ("CGHC" or "the Company"), including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of Curo Transatlantic Limited ("CTL") and SRC Transatlantic Limited (collectively with CTL, “the U.K. Subsidiaries”) entry into administration and deconsolidation effective February 25, 2019.

The Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2018 and the years ended December 31, 2017, 2016 and 2015 assume that the entrance into administration occurred at the beginning of the period presented. The unaudited pro forma Consolidated Balance Sheet as of September 30, 2018 is presented as if the U.K. Subsidiaries entered into administration as of September 30, 2018.

The Unaudited Pro Forma Condensed Consolidated Financial Statement information has been prepared based upon available information and management estimates; actual amounts may differ from these estimated amounts. The Unaudited Pro Forma Condensed Consolidated Financial Statement information is not necessarily indicative of the financial position of results of operations that might have occurred had the distribution occurred as of the dates stated above. The pro forma adjustments are described in the notes below.

The Unaudited Pro Forma Condensed Consolidated Financial Statement information should be read in conjunction with the Financial Statements and Notes and related Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") included in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2018 and the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2018

		Pro Forma Adjustments for U.K. Segment (c)		Unaudited Pro Forma Condensed Consolidated Balance Sheet
(in thousands, except per share data)	Historical
ASSETS
Cash	$153,361	$7,855		$145,506
Restricted cash	24,236	3,448		20,788
Gross loans receivable	567,675	29,912		537,763
Less: allowance for loan losses	(76,068)	(7,385)		(68,683)
Loans receivable, net	491,607	22,527		469,080
Income taxes receivable	16,363	—		16,363
Prepaid expenses and other	40,109	1,490		38,619
Property and equipment, net	79,790	1,286		78,504
Goodwill	143,966	23,113		120,853
Other intangibles, net of accumulated amortization	33,208	3,945		29,263
Other	13,090	274		12,816
Total Assets	$995,730	$63,938		$931,792
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued liabilities	$52,853	$7,460		$45,393
Deferred revenue	9,667	334		9,333
Income taxes payable	338	—		338
Accrued interest	7,391	(14)		7,405
Credit services organization guarantee liability	13,243	—		13,243
Deferred rent	11,288	194		11,094
Long-term debt	868,201	—		868,201
Subordinated stockholder debt	2,319	—		2,319
Other long-term liabilities	6,949	472		6,477
Deferred tax liabilities	13,617	604		13,013
Total Liabilities	985,866	9,050		976,816
Commitments and contingencies
Stockholders' Equity
Preferred stock - $0.001 par value, 25,000,000 shares authorized; no shares were issued at either period end	—	—		—
Class A common stock - $0.001 par value; 225,000,000 shares authorized; 45,992,983 and 44,561,419 issued and outstanding as of September 30, 2018 and December 31, 2017, respectively)	9	—		9
Paid-in capital	64,148	—		64,148
(Accumulated deficit) retained earnings	(3,767)	66,530	(d)	(70,297)
Accumulated other comprehensive loss	(50,526)	(11,642)	(d)	(38,884)
Total Stockholders' Equity (Deficit)	9,864	54,888		(45,024)
Total Liabilities and Stockholders' Equity	$995,730	$63,938		$931,792

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

		Pro Forma Adjustments for U.K. Segment		Unaudited Pro Forma Condensed Consolidated Income Statement
	Historical
Revenue	$793,745	$36,251	(a)	$757,494
Provision for losses	307,540	16,618	(b)	290,922
Net revenue	486,205	19,633		466,572

Cost of providing services
Advertising	51,424	7,077	(b)	44,347
Non-advertising costs of providing services	181,140	2,703	(b)	178,437
Total cost of providing services	232,564	9,780		222,784
Gross margin	253,641	9,853		243,788

Operating (income) expense
Corporate, district and other	114,294	18,390	(b)	95,904
Interest expense (income)	66,210	(19)	(b)	66,229
Loss on extinguishment of debt	80,883	—		80,883
Total operating expense	261,387	18,371		243,016
Net (loss) income before income taxes	(7,746)	(8,518)		772
Provision for income taxes	9	—		9
Net (loss) income	$(7,755)	$(8,518)		$763

Weighted average common shares outstanding:
Basic	45,674			45,674
Diluted	45,674			47,996
Net (loss) income per common share:
Basic (loss) earnings per share	$(0.17)			$0.02
Diluted (loss) earnings per share	$(0.17)			$0.02

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2017

		Pro Forma Adjustments for U.K. Segment		Unaudited Pro Forma Condensed Consolidated Income Statement
(in thousands, except per share data)	Historical
Revenue	$963,633	$39,496	(a)	$924,137
Provision for losses	326,226	13,660	(b)	312,566
Net revenue	637,407	25,836		611,571

Cost of providing services
Advertising	52,058	5,495	(b)	46,563
Non-advertising costs of providing services	236,112	6,269	(b)	229,843
Total cost of providing services	288,170	11,764		276,406
Gross margin	349,237	14,072		335,165

Operating (income) expense
Corporate, district and other	154,973	17,218	(b)	137,755
Interest expense (income)	82,684	(12)	(b)	82,696
Loss on extinguishment of debt	12,458	—		12,458
Restructuring costs	7,393	7,393	(f)	—
Total operating expense	257,508	24,599		232,909
Net income (loss) before income taxes	91,729	(10,527)		102,256
Provision for income taxes	42,576	—		42,576
Net income (loss)	$49,153	$(10,527)		$59,680

Weighted average common shares outstanding:
Basic	38,351			38,351
Diluted	39,277			39,277
Net income per common share:
Basic earnings per share	$1.28			$1.56
Diluted earnings per share	$1.25			$1.52

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2016

		Pro Forma Adjustments for U.K. Segment		Unaudited Pro Forma Condensed Consolidated Income Statement
(in thousands, except per share data)	Historical
Revenue	$828,596	$33,720	(a)	$794,876
Provision for losses	258,289	10,624	(b)	247,665
Net revenue	570,307	23,096		547,211

Cost of providing services
Advertising	43,921	4,886	(b)	39,035
Non-advertising costs of providing services	233,130	7,921	(b)	225,209
Total cost of providing services	277,051	12,807		264,244
Gross margin	293,256	10,289		282,967

Operating (income) expense
Corporate, district and other	124,274	18,561	(b)	105,713
Interest expense (income)	64,334	(27)	(b)	64,361
Gain on extinguishment of debt	(6,991)	—		(6,991)
Restructuring costs	3,618	994	(b)	2,624
Total operating expense	185,235	19,528		165,707
Net income (loss) before income taxes	108,021	(9,239)		117,260
Provision (loss) for income taxes	42,577	(140)	(b)	42,717
Net income (loss)	$65,444	$(9,099)		$74,543

Weighted average common shares outstanding:
Basic	37,908			37,908
Diluted	38,803			38,803
Net income per common share:
Basic earnings per share	$1.73			$1.97
Diluted earnings per share	$1.69			$1.92

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2015

		Pro Forma Adjustments for U.K. Segment		Unaudited Pro Forma Condensed Consolidated Income Statement
(in thousands, except per share data)	Historical
Revenue	$813,131	$54,608	(a)	$758,523
Provision for losses	281,210	21,026	(b)	260,184
Net revenue	531,921	33,582		498,339

Cost of providing services
Advertising	65,664	10,824	(b)	54,840
Non-advertising costs of providing services	227,656	13,254	(b)	214,402
Total cost of providing services	293,320	24,078		269,242
Gross margin	238,601	9,504		229,097

Operating (income) expense
Corporate, district and other	130,534	26,904	(b)	103,630
Interest expense (income)	65,020	(39)	(b)	65,059
Goodwill impairment charge	2,882	2,882	(e)	—
Restructuring costs	4,291	4,291	(f)	—
Total operating expense	202,727	34,038		168,689
Net income (loss) before income taxes	35,874	(24,534)		60,408
Provision (benefit) for income taxes	18,105	(975)		19,080
Net income (loss)	$17,769	$(23,559)		$41,328

Weighted average common shares outstanding:
Basic	37,908			37,908
Diluted	38,895			38,895
Net income per common share:
Basic earnings per share	$0.47			$1.09
Diluted earnings per share	$0.46			$1.06

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation

The accompanying unaudited Pro Forma Condensed Consolidated Financial Statements give effect to the pro forma adjustments necessary to reflect the U.K. Segment entrance into administration as if it occurred at the beginning of the period presented in the Pro Forma Statement of Income for the nine months ended September 30, 2018 and the years ended December 31, 2017, 2016 and 2015 and as of September 30, 2018 in the Pro Forma Balance Sheet.

2. Pro Forma Adjustments

The unaudited Pro Forma Condensed Consolidated Statements of Income and Balance Sheets reflect the effect of the following pro forma adjustments:

a.	Elimination of revenue historically reported by the U.K. that would not have been recognized by CGHC as a result of the entrance into administration.

b.
Reduction of activity as a result of the disposition of the U.K. segment. For the indicated line items, all historical activity reported as part of the U.K. segment has been eliminated. These pro forma adjustments do not eliminate costs within Corporate, district and other related to transition services to be provided subsequent to the disposition and certain other costs determined to be not direct to the U.K. Further, no adjustments have been made to reflect any potential reductions in corporate costs in response to this change in the Company as they are expected to be immaterial.

c.	The elimination of assets and liabilities associated with the U.K. included in the Company's historical consolidated financial statements.

d.	Stockholders' equity was adjusted as a result of adjustments noted above.

e.	For the year ending 2015, Goodwill impairment charge was reduced for impairment taken in the U.K., the only segment to report a charge.

f.	For the years ending 2017 and 2015, Restructuring was reduced for activity in the U.K., the only segment to report a restructuring charge.